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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

                        DATE OF REPORT  January 23, 1997



                            ________________________

                             METRA BIOSYSTEMS, INC.


             (Exact name of registrant as specified in its charter)

                                     0-26234
                            (Commission File Number)

     California                                   33-0408436
     (State or other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification No.)


                             265 North Whisman Road
                             Mountain View, CA 94043
             (Address of principal executive offices, with zip code)


                                 (415) 903-9100
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

     On January 21, 1997, Metra Biosystems, Inc., a California corporation (the "Company") announced that the Board of Directors of the Company approved an amendment of the Company's Preferred Shares Rights Agreement (the "Rights Agreement") dated as of August 21, 1996 between the Company and The First National Bank of Boston to increase the ownership threshold required to trigger the Rights Agreement from 15% to 20%. Further details regarding this announcement are contained in the Company's press release dated January 21, 1997 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

     Exhibit 99     Metra Biosystems, Inc. Press Release dated January 21, 1997.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       METRA BIOSYSTEMS, INC.



Date:  January 23, 1997                By:  /s/ KURT E. AMUNDSON
                                          ---------------------------------
                                          Kurt E. Amundson
                                          Chief Financial Officer
                                          (Duly Authorized and Principal
                                          Financial and Accounting Officer)


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                             METRA BIOSYSTEMS, INC.

                                INDEX TO EXHIBITS



Exhibit Number                    Description            Sequential Page Number
--------------                    -----------            ----------------------


99                 Press Release dated January 21, 1997



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